Exhibit 99.1

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF AUGUST 4, 2003


      RIG NAME           WD         DESIGN                  LOCATION           STATUS*              OPERATOR
-------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------------------
Ocean Quest           3,500'    Victory Class                 GOM             Contracted             Murphy
-------------------------------------------------------------------------------------------------------------------
Ocean Star            5,500'    Victory Class                 GOM             Contracted           Kerr McGee
-------------------------------------------------------------------------------------------------------------------
Ocean America         5,500'    Ocean Odyssey                 GOM             Contracted              Devon
-------------------------------------------------------------------------------------------------------------------
Ocean Valiant         5,500'    Ocean Odyssey                 GOM             Contracted              Devon
-------------------------------------------------------------------------------------------------------------------
Ocean Victory         5,500'    Victory Class                 GOM             Contracted            Newfield
-------------------------------------------------------------------------------------------------------------------
Ocean Confidence      7,500'    DP Aker H-3.2 Modified        GOM             Contracted               BP
-------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-------------------------------------------------------------------------------------------------------------------
Ocean Concord         2,200'    F&G SS-2000                   GOM             Contracted           Kerr McGee
-------------------------------------------------------------------------------------------------------------------
Ocean Lexington       2,200'    F&G SS-2000                   GOM             Contracted        Walter Oil & Gas

-------------------------------------------------------------------------------------------------------------------
Ocean Saratoga        2,200'    F&G SS-2000                   GOM             Contracted            Westport
-------------------------------------------------------------------------------------------------------------------
Ocean Yorktown        2,850'    F&G SS-2000                   GOM                Idle                   -
-------------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------------------------------
Ocean Crusader        200'      Mat Cantilever                GOM             Contracted        Walter Oil & Gas
-------------------------------------------------------------------------------------------------------------------
Ocean Drake           200'      Mat Cantilever                GOM             Contracted          ChevronTexaco
-------------------------------------------------------------------------------------------------------------------
Ocean Columbia        250'      Independent Leg               GOM                Idle                   -
                                Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Spartan         300'      Independent Leg               GOM             Contracted          Stone Energy
                                Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Spur            300'      Independent Leg               GOM             Contracted            Newfield
                                Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean King            300'      Independent Leg               GOM             Contracted           BP America
                                Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Nugget          300'      Independent Leg               GOM             Contracted          Taylor Energy
                                Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Summit          300'      Independent Leg               GOM             Contracted            Spinnaker
                                Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Warwick         300'      Independent Leg               GOM             Contracted           BP America
                                Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Titan           350'      Independent Leg Slot          GOM       Shipyard for cantilever          -
                                                                              upgrade
-------------------------------------------------------------------------------------------------------------------
Ocean Tower           350'      Independent Leg               GOM             Contracted          Merit Energy
                                Cantilever
-------------------------------------------------------------------------------------------------------------------


                                      1

      RIG NAME           WD              DESIGN             LOCATION           STATUS*              OPERATOR
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-------------------------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------------------------
Ocean Ambassador      1,100'    Bethlehem SS-2000             GOM             Contracted              PEMEX
-------------------------------------------------------------------------------------------------------------------
Ocean Whittington     1,500'    Aker H-3                      GOM             Contracted              PEMEX
-------------------------------------------------------------------------------------------------------------------
Ocean Worker          3,500'    F&G 9500 Enhanced             GOM        Under tow to Mexico          DODI
                                Pacesetter
-------------------------------------------------------------------------------------------------------------------

AFRICA
-------------------------------------------------------------------------------------------------------------------
Ocean Patriot         1,500'    Bingo 3000                South Africa           Idle                   -
-------------------------------------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------------------------------------
Ocean Nomad           1,200'    Aker H-3                   North Sea          Contracted           PetroCanada
-------------------------------------------------------------------------------------------------------------------
Ocean Guardian        1,500'    Earl & Wright Sedco 711    North Sea          Contracted              Shell
                                Series
-------------------------------------------------------------------------------------------------------------------
Ocean Princess        1,500'    Aker H-3                   North Sea          Contracted            Talisman
-------------------------------------------------------------------------------------------------------------------
Ocean Vanguard        1,500'    Bingo 3000                 North Sea             Idle                   _
-------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------------------------------------
Ocean Bounty          1,500'    Victory Class              Australia          Contracted              Inpex
-------------------------------------------------------------------------------------------------------------------
Ocean Epoch           1,640'    Korkut                     Australia             Idle                   -
-------------------------------------------------------------------------------------------------------------------
Ocean General         1,640'    Korkut                      Vietnam           Contracted          PetroVietnam
-------------------------------------------------------------------------------------------------------------------
Ocean Baroness        7,000'    Victory Class              Indonesia          Contracted             Unocal
-------------------------------------------------------------------------------------------------------------------
Ocean Rover           7,000'    Victory Class              Singapore          Contracted             Murphy
-------------------------------------------------------------------------------------------------------------------

BRAZIL
-------------------------------------------------------------------------------------------------------------------
Ocean Yatzy           3,300'    DP DYVI Super Yatzy          Brazil           Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------
Ocean Winner          3,500'    Aker H-3                     Brazil           Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------
Ocean Alliance        5,000'    Alliance Class               Brazil           Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------


                                       2

      RIG NAME           WD              DESIGN             LOCATION           STATUS*              OPERATOR
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------------------------
Ocean Clipper         7,500'    DP Fluor/Mitsubishi          Brazil           Contracted            Petrobras
-------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------------------------
Ocean Sovereign       250'      Independent Leg            Indonesia             Idle                   -
                                Cantilever
-------------------------------------------------------------------------------------------------------------------
Ocean Heritage        300'      Independent Leg            Indonesia             Idle                   -
                                Cantilever
-------------------------------------------------------------------------------------------------------------------

COLD STACKED (7)
-------------------------------------------------------------------------------------------------------------------
Ocean Liberator       600'      Aker H-3                   S. Africa         Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean Century         800'      Korkut                        GOM            Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean Prospector      1,700'    Victory Class                 GOM            Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean Champion        250'      Mat Slot                      GOM            Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean Endeavor        2,000'    Victory Class                 GOM            Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean Voyager         3,200'    Victory Class                 GOM            Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------
Ocean New Era         1,500'    Korkut                        GOM            Cold Stacked               -
-------------------------------------------------------------------------------------------------------------------


NOTES
*ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **


      RIG NAME                CURRENT TERM        DAYRATE (000S)     START DATE
-----------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------
Ocean Quest               one well plus option      low 50's        mid June 2003
-----------------------------------------------------------------------------------------
Ocean Star                nine month term work      mid 80's      early March 2003
-----------------------------------------------------------------------------------------
Ocean America                   one well           upper 60's      early June 2003
-----------------------------------------------------------------------------------------
Ocean Valiant                   one well           upper 50's      late April 2003
-----------------------------------------------------------------------------------------
Ocean Victory                   two wells           low 40s        late July 2003
                          (Saratoga substitution)
-----------------------------------------------------------------------------------------
Ocean Confidence             five-year term          170's       early January 2001
-----------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-----------------------------------------------------------------------------------------
Ocean Concord          first of two wells plus      mid 40's       early July 2003
                              option
-----------------------------------------------------------------------------------------
Ocean Lexington           second of two wells      upper 30's      early May 2003
-----------------------------------------------------------------------------------------
Ocean Saratoga            one well plus option     upper 30's       mid June 2003
-----------------------------------------------------------------------------------------
Ocean Yorktown                     -                   -                  -
-----------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-----------------------------------------------------------------------------------------
Ocean Crusader         first of two wells plus      low 20's       late June 2003
                               option
-----------------------------------------------------------------------------------------
Ocean Drake                    12 months            low 20's      late August 2002
-----------------------------------------------------------------------------------------
Ocean Columbia                     -                   -                  -
-----------------------------------------------------------------------------------------
Ocean Spartan             one well plus option      mid 20's       late July 2003
-----------------------------------------------------------------------------------------
Ocean Spur                      one well            mid 20's       late June 2003
-----------------------------------------------------------------------------------------
Ocean King                   multiple wells         mid 20's      early April 2003
-----------------------------------------------------------------------------------------
Ocean Nugget           seventh of seven wells plus  mid 20's       mid March 2003
                               option
-----------------------------------------------------------------------------------------
Ocean Summit              one well plus option      mid 20's       early July 2003
-----------------------------------------------------------------------------------------
Ocean Warwick                multiple wells         mid 20's       mid April 2003
-----------------------------------------------------------------------------------------
Ocean Titan                         -                   -                  -
-----------------------------------------------------------------------------------------
Ocean Tower                     one well           upper 20's      late July 2003
-----------------------------------------------------------------------------------------

                                       1

      RIG NAME                CURRENT TERM        DAYRATE (000S)     START DATE
-----------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-----------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------
Ocean Ambassador          four year term work       mid 50's       late July 2003
-----------------------------------------------------------------------------------------
Ocean Whittington         four year term work       low 60's       late July 2003
-----------------------------------------------------------------------------------------
Ocean Worker              four year term work      upper 60's      mid August 2003
-----------------------------------------------------------------------------------------

AFRICA
-----------------------------------------------------------------------------------------
Ocean Patriot                      -                   -                  -
-----------------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------------
Ocean Nomad                     one well            mid 40's        mid June 2003
-----------------------------------------------------------------------------------------
Ocean Guardian         one year plus one year       low 50's      early April 2003
                               option
-----------------------------------------------------------------------------------------
Ocean Princess         first of two wells plus       low 40's        late May 2003
                               option
-----------------------------------------------------------------------------------------
Ocean Vanguard                     _                   _                  _
-----------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------
Ocean Bounty              three wells plus two      low 70's        mid June 2003
-----------------------------------------------------------------------------------------
Ocean Epoch                        -                   -                  -
-----------------------------------------------------------------------------------------
Ocean General           Three wells plus option     mid 50's      early August 2003
-----------------------------------------------------------------------------------------
Ocean Baroness            400 days plus option       110's         late March 2003
-----------------------------------------------------------------------------------------
Ocean Rover             Three wells plus option      110s          mid July 2003
-----------------------------------------------------------------------------------------

BRAZIL
-----------------------------------------------------------------------------------------
Ocean Yatzy            five-year term plus option    120's       early November 1998
-----------------------------------------------------------------------------------------
Ocean Winner               one year extension       low 60's     early November 2002
-----------------------------------------------------------------------------------------
Ocean Alliance             four-year contract        110's      early September 2000
-----------------------------------------------------------------------------------------

                                       2

      RIG NAME                CURRENT TERM        DAYRATE (000S)     START DATE
-----------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------
Ocean Clipper              one-year extension        100's        mid February 2003
-----------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS  (2)
-----------------------------------------------------------------------------------------
Ocean Sovereign                    -                   -                  -
-----------------------------------------------------------------------------------------
Ocean Heritage                     -                   -                  -
-----------------------------------------------------------------------------------------

COLD STACKED (7)
-----------------------------------------------------------------------------------------
Ocean Liberator                    -                   -                  -
-----------------------------------------------------------------------------------------
Ocean Century                      -                   -                  -
-----------------------------------------------------------------------------------------
Ocean Prospector                   -                   -                  -
-----------------------------------------------------------------------------------------
Ocean Champion                     -                   -                  -
-----------------------------------------------------------------------------------------
Ocean Endeavor                     -                   -                  -
-----------------------------------------------------------------------------------------
Ocean Voyager                      -                   -                  -
-----------------------------------------------------------------------------------------
Ocean New Era                      -                   -                  -
-----------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM= Gulf of Mexico

                             ** TABLE CONTINUED **


      RIG NAME        ESTIMATED END DATE     FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------------
Ocean Quest          early September 2003   available
-----------------------------------------------------------------------------------------------
Ocean Star            late October 2003     available.
-----------------------------------------------------------------------------------------------
Ocean America          mid August 2003      available
-----------------------------------------------------------------------------------------------
Ocean Valiant        early September 2003   available.
-----------------------------------------------------------------------------------------------
Ocean Victory         mid November 2003     available.
-----------------------------------------------------------------------------------------------
Ocean Confidence      early January 2006    available.
-----------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-----------------------------------------------------------------------------------------------
Ocean Concord         early October 2003    available
-----------------------------------------------------------------------------------------------
Ocean Lexington        mid August 2003      Two wells plus option with Walter in low 40's
                                            beginning mid August and ending early October 2003.
-----------------------------------------------------------------------------------------------
Ocean Saratoga        early August 2003     available
-----------------------------------------------------------------------------------------------
Ocean Yorktown                -             Under tow to U.S. GOM; available.
-----------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11
-----------------------------------------------------------------------------------------------
Ocean Crusader       late September 2003    available
-----------------------------------------------------------------------------------------------
Ocean Drake           early August 2003     Rig currently scheduled for 30-day downtime for
                                            survey following well completion. Available.
-----------------------------------------------------------------------------------------------
Ocean Columbia                -             available
-----------------------------------------------------------------------------------------------
Ocean Spartan          mid October 2003     available.
-----------------------------------------------------------------------------------------------
Ocean Spur             late August 2003     available.
-----------------------------------------------------------------------------------------------
Ocean King            mid September 2003    available
-----------------------------------------------------------------------------------------------
Ocean Nugget          early August 2003     One well extension with Taylor in mid 20s beginning
                                            early August 2003 and ending early September 2003.
-----------------------------------------------------------------------------------------------
Ocean Summit           mid August 2003      available.
-----------------------------------------------------------------------------------------------
Ocean Warwick         mid September 2003    available.
-----------------------------------------------------------------------------------------------
Ocean Titan                    -            Cantilever upgrade ending mid December 2003.
-----------------------------------------------------------------------------------------------
Ocean Tower            late August 2003     available.
-----------------------------------------------------------------------------------------------


                                       1

      RIG NAME        ESTIMATED END DATE   FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-----------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------
Ocean Ambassador      mid December 2007     available.
-----------------------------------------------------------------------------------------------
Ocean Whittington     early October 2006    available.
-----------------------------------------------------------------------------------------------
Ocean Worker            late July 2007      Preparing for PEMEX contract work.
-----------------------------------------------------------------------------------------------

AFRICA
-----------------------------------------------------------------------------------------------
Ocean Patriot                 -             available
-----------------------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------------------
Ocean Nomad            late August 2003     available
-----------------------------------------------------------------------------------------------
Ocean Guardian         late March 2004      available
-----------------------------------------------------------------------------------------------
Ocean Princess        early November 2003    First option declared plus option with Talisman
                                             in low 40s beginning early November 2003 and
                                             ending mid January 2004.
-----------------------------------------------------------------------------------------------
Ocean Vanguard                _             available
-----------------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------------
Ocean Bounty           early March 2004     available
-----------------------------------------------------------------------------------------------
Ocean Epoch                   -             available.
-----------------------------------------------------------------------------------------------
Ocean General        early February 2004    available.
-----------------------------------------------------------------------------------------------
Ocean Baroness          early May 2004      available.
-----------------------------------------------------------------------------------------------
Ocean Rover           late November 2003    available.
-----------------------------------------------------------------------------------------------

BRAZIL
-----------------------------------------------------------------------------------------------
Ocean Yatzy          early November 2003    Scheduled for survey in 4th Qtr. Estimated downtime
                                            30 days.
-----------------------------------------------------------------------------------------------
Ocean Winner           mid January 2004     Scheduled for survey in 4th Qtr. Estimated downtime
                                            60 days.
-----------------------------------------------------------------------------------------------
Ocean Alliance       early September 2004   Scheduled for survey in 4th Qtr. Estimated downtime
                                            60 days.
-----------------------------------------------------------------------------------------------

                                       2

      RIG NAME        ESTIMATED END DATE    FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------
Ocean Clipper         early January 2004    available.
-----------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------------
Ocean Sovereign               -             available
-----------------------------------------------------------------------------------------------
Ocean Heritage                -             available
-----------------------------------------------------------------------------------------------



COLD STACKED (7)
-----------------------------------------------------------------------------------------------
Ocean Liberator               -             Cold stacked Nov. '02
-----------------------------------------------------------------------------------------------
Ocean Century                 -             Cold stacked July '98
-----------------------------------------------------------------------------------------------
Ocean Prospector              -             Cold stacked Oct. '99
-----------------------------------------------------------------------------------------------
Ocean Champion                -             Cold Stacked Feb. '02
-----------------------------------------------------------------------------------------------
Ocean Endeavor                -             Cold stacked March '02
-----------------------------------------------------------------------------------------------
Ocean Voyager                 -             Cold stacked March '02
-----------------------------------------------------------------------------------------------
Ocean New Era                 -             Cold stacked Dec. '02
-----------------------------------------------------------------------------------------------


NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME

GOM= Gulf of Mexico

                              ** TABLE COMPLETE **

                                       3